UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2015
Bellicum Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2130 W. Holcombe Blvd., Ste. 800 Houston, TX		77030
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 832-384-1100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2015 Bonus Payments and 2016 Salary and Target Bonus Information for Certain Executive Officers
On December 9, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of Bellicum Pharmaceuticals, Inc. (the “Company”) approved (i) the payment of annual cash bonus awards with respect to performance for fiscal year 2015, which will be paid in January 2016, (ii) annual increases in base salaries for fiscal year 2016, and (iii) target performance bonuses for fiscal year 2016, for certain of the Company’s executive officers as set forth below. The base salaries for fiscal year 2016 are effective as of January 1, 2016. The target performance bonus amounts for fiscal year 2016 are expressed as a percentage of the corresponding 2016 base salary and remain unchanged from 2015 target percentages.
The following table sets forth the amounts approved by the Committee for each of the Company’s principal executive officer, principal financial officer and the other named executive officers:

Name	2016 Base Salary	2015 Bonus Payment	2016 Target Bonus (% of Base Salary)
Thomas J. Farrell President and Chief Executive Officer	$501,100	$189,834	50%
Annemarie Moseley, Ph.D., M.D. Chief Operating Officer and Executive Vice President of Clinical Development	$422,300	$131,200	40%
Alan A. Musso, CPA, CMA Chief Financial Officer and Treasurer	$368,000	$97,300	35%
Kevin M. Slawin, M.D. Chief Technology Officer	$329,600	$86,800	35%
Equity Award Information for Certain Executive Officers
On December 9, 2015, the Committee also approved stock option grants, effective as of January 4, 2016, under the Company’s 2014 Equity Incentive Plan to the Company’s principal executive officer, principal financial officer and the other named executive officers, as follows:

Name	Option Award (# shares)
Thomas J. Farrell President and Chief Executive Officer	160,000
Annemarie Moseley, Ph.D., M.D. Chief Operating Officer and Executive Vice President of Clinical Development	125,000
Alan A. Musso, CPA, CMA Chief Financial Officer and Treasurer	60,000
Kevin M. Slawin, M.D. Chief Technology Officer	60,000

The above stock options will have an exercise price equal to the closing price of the Company’s common stock on the date of grant, January 4, 2016, and vest over a four-year period. The stock options entitle the holder, following vesting of the stock option, to acquire the underlying number of shares by paying the exercise price for such shares. The stock options will terminate after 10 years, or earlier if the executive officer ceases to provide services to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: December 15, 2015	By:	/s/ Ken Moseley
Ken Moseley Senior Vice President and General Counsel